Other Long-Term Liabilities (Details) - Schedule of other long-term liabilities - CAD ($) $ in Thousands		Dec. 31, 2020	Dec. 31, 2019
Schedule of other long-term liabilities [Abstract]
Deferred revenue	[1]	$ 332,363	$ 374,642
Accrued benefit liabilities (Note 29)		47,984	32,074
Uncertain tax positions		175	175
Decommissioning liabilities	[2]	3,145	2,104
Lease liabilities		26,920	26,716
Other long-term liabilities		$ 410,587	$ 435,711

[1]	Remaining performance obligations, which the Company also refers to as contract revenue backlog (“backlog”) represents the expected future revenue under existing customer contracts, includes both cancellable and non-cancellable contracts, and any deferred revenue that will be recognized in the future in respect to cash already received. The Company does not include revenue beyond the stated expiration of the contract regardless of potential for renewal.
[2]	The current and long-term decommissioning liabilities on property and equipment were $3.9 million (December 31, 2019 — $2.9 million). The decommissioning liabilities are for the restoration of leased buildings and teleports. During the year ended December 31, 2020, $0.1 million was recorded as interest expense (December 31, 2019 - $0.1 million) with no decommissioning liabilities derecognized (December 31, 2019 - $0.2 million). It is expected that the decommissioning liabilities will mature between 2021 and 2062.